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                                                                    EXHIBIT 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60050) of Kimco Realty Corporation and Subsidiaries of our report dated October 25, 2004 relating to the financial statements of Kimco Realty Corp. 401(k) Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers, LLP

New York, New York
October 25, 2004



















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